                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                              (AMENDMENT NO. _____________)
Filed by the Registrant                                                    [X]
Filed by a Party other than the Registrant                                 [_]

Check the appropriate box:

[_]   Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]   Definitive Proxy Statement

[X]   Definitive Additional Materials

[_]   Soliciting Material Pursuant to 240.14a-12

                             The Hartford Mutual Funds, Inc.
         -----------------------------------------------------------------------
                     (Name of Registrant as Specified in Its Charter)

         -----------------------------------------------------------------------
         (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:

[_] Fee paid previously by written preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                                                             (THE HARTFORD LOGO)
Adjourned Meeting Notice

                                                                    JULY 2, 2007

                         THE HARTFORD MUTUAL FUNDS, INC.
                            ADJOURNED MEETING NOTICE:
                         SPECIAL MEETING OF SHAREHOLDERS
                       HAS BEEN ADJOURNED TO July 24, 2007

We are writing to inform you that the Special Meeting of Shareholders of The Hartford Equity Growth Allocation Fund (formerly The Hartford Aggressive Growth Allocation Fund) and The Hartford Growth Allocation Fund have been adjourned in order to solicit additional votes with respect to certain proposals. The Meeting has been adjourned to 2:00 p.m. (Eastern Time) on July 24, 2007. YOUR VOTE FOR THIS IMPORTANT MEETING HAS NOT YET BEEN RECEIVED.

We encourage you to utilize one of the following options today to record your vote:

1. BY PHONE: Please call the proxy soliciting agent at 1-866-408-8079. Representatives are available to take your vote Monday through Friday between 9:00 a.m. and 11:00 p.m. and on Saturday from 12:00 p.m. to 6:00 p.m., EDT.

2.       BY INTERNET: Follow the instructions on your voting instruction form.

3. BY TOUCHTONE PHONE: Follow the instructions on your voting instruction form.

4. BY MAIL: If you prefer to vote by mail, please complete and return your executed voting instruction form in the enclosed postage-paid envelope.

                 REMEMBER, YOUR VOTE COUNTS. PLEASE VOTE TODAY.

For the reasons set forth in the proxy materials previously delivered to you, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

If you would like to view the proxy materials on the Internet, please visit www.hartfordinvestor.com (see "Your Vote Counts! Get Your 2007 Proxy Information" under "Points of Interest").

Thank you for your prompt attention to this matter.

                                                             (THE HARTFORD LOGO)
Adjourned Meeting Notice

                                                                    JULY 2, 2007

                         THE HARTFORD MUTUAL FUNDS, INC.
                            ADJOURNED MEETING NOTICE:
                         SPECIAL MEETING OF SHAREHOLDERS
                       HAS BEEN ADJOURNED TO July 24, 2007

We are writing to inform you that the Special Meeting of Shareholders of The Hartford Equity Growth Allocation Fund (formerly The Hartford Aggressive Growth Allocation Fund) and The Hartford Growth Allocation Fund have been adjourned in order to solicit additional votes with respect to certain proposals. The Meeting has been adjourned to 2:00 p.m. (Eastern Time) on July 24, 2007. YOUR VOTE FOR THIS IMPORTANT MEETING HAS NOT YET BEEN RECEIVED.

We encourage you to utilize one of the following options today to record your vote:


1.       BY INTERNET: Follow the instructions on your voting instruction form.

2. BY TOUCHTONE PHONE: Follow the instructions on your voting instruction form.

3. BY MAIL: If you prefer to vote by mail, please complete and return your executed voting instruction form in the enclosed postage-paid envelope.

                 REMEMBER, YOUR VOTE COUNTS. PLEASE VOTE TODAY.

For the reasons set forth in the proxy materials previously delivered to you, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

If you would like to view the proxy materials on the Internet, please visit www.hartfordinvestor.com (see "Your Vote Counts! Get Your 2007 Proxy Information" under "Points of Interest").

Thank you for your prompt attention to this matter.

                                                             (THE HARTFORD LOGO)
Adjourned Meeting Notice

                                                                    JULY 2, 2007

                         THE HARTFORD MUTUAL FUNDS, INC.
                            ADJOURNED MEETING NOTICE:
                         SPECIAL MEETING OF SHAREHOLDERS
                       HAS BEEN ADJOURNED TO July 24, 2007

We are writing to inform you that the Special Meeting of Shareholders of The Hartford Equity Growth Allocation Fund (formerly The Hartford Aggressive Growth Allocation Fund) and The Hartford Growth Allocation Fund have been adjourned in order to solicit additional votes with respect to certain proposals. The Meeting has been adjourned to 2:00 p.m. (Eastern Time) on July 24, 2007. YOUR VOTE FOR THIS IMPORTANT MEETING HAS NOT YET BEEN RECEIVED.

We encourage you to utilize one of the following options today to record your vote:

1. BY PHONE: For automated telephone voting, call 1-866-241-6192, available 24 hours a day, and follow the recorded instructions. If you would like to speak to the proxy soliciting agent, call 1-866-408-8079. Representatives are available to take your vote Monday through Friday between 9:00 a.m. and 11:00 p.m. and on Saturday from 12:00 p.m. to 6:00 p.m., EDT.

2. BY INTERNET: Visit https://vote.proxy-direct.com and follow the on-screen instructions.

3. BY MAIL: If you prefer to vote by mail, please complete the proxy card and return it in the enclosed postage-paid envelope.

                 REMEMBER, YOUR VOTE COUNTS. PLEASE VOTE TODAY.

For the reasons set forth in the proxy materials previously delivered to you, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

If you would like to view the proxy materials on the Internet, please visit www.hartfordinvestor.com (see "Your Vote Counts! Get Your 2007 Proxy Information" under "Points of Interest").

Thank you for your prompt attention to this matter.